Exhibit 77Q1(e)(1) to ACSAA 05.31.2011 NSAR

Management Agreement with American Century Investment Management, Inc., effective as of July 16, 2010 (filed electronically as Exhibit (d) to
Post-Effective Amendment No. 29 to the Registrant’s Registration Statement
on March 31, 2011, File No. 33-79482 and incorporated herein by reference).